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                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-00362 of Elcom International, Inc. on Form S-8 of our report dated January 28, 1997 (relating to the financial statements of Prophet Group Limited), appearing in the Current Report on Form 8-K, as amended, of Elcom International, Inc., dated December 6, 1996.



Deloitte & Touche
Chartered Accountants
London, England
February 12, 1997